Exhibit 99.1

Investor Slide Presentation

LANDAUER, INC. Investor Presentation May 8, 2013

2 Safe Harbor Statement Some of the information shared here (including, in particular, the section titled “Fiscal 2013 Outlook”) constitutes forward - looking statements that are based on assumptions and involve certain risks and uncertainties . These include the following, without limitation : assumptions, risks and uncertainties associated with the Company’s future performance, the Company’s development and introduction of new technologies in general ; the ability to protect and utilize the Company’s intellectual property ; continued customer acceptance of the InLight technology ; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats ; military and other government funding for the purchase of certain of the Company’s equipment and services ; the impact on sales and pricing of certain customer group purchasing arrangements ; changes in spending or reimbursement for medical products or services ; the costs associated with the Company’s research and business development efforts ; the usefulness of older technologies and related licenses and intellectual property ; the effectiveness of and costs associated with the Company’s IT platform enhancements ; the anticipated results of operations of the Company and its subsidiaries or ventures ; valuation of the Company’s long - lived assets or business units relative to future cash flows ; changes in pricing of products and services ; changes in postal and delivery practices ; the Company’s business plans ; anticipated revenue and cost growth ; the ability to integrate the operations of acquired businesses and to realize the expected benefits of acquisitions ; the risks associated with conducting business internationally ; costs incurred for potential acquisitions or similar transactions ; other anticipated financial events ; the effects of changing economic and competitive conditions, including instability in capital markets which could impact availability of short and long - term financing ; the timing and extent of changes in interest rates ; the level of borrowings ; foreign exchange rates ; government regulations ; accreditation requirements ; changes in the trading market that affect the costs of obligations under the Company’s benefit plans ; and pending accounting pronouncements . These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today . These risks and uncertainties also may result in changes to the Company’s business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incur unanticipated expenses . Additional information may be obtained by reviewing the information set forth in Item 1 A “Risk Factors” and Item 7 A “Quantitative and Qualitative Disclosures about Market Risk” and information contained in the Company's Annual Report on Form 10 - K for the year ended September 30 , 2012 and other reports filed by the Company, from time to time, with the Securities and Exchange Commission . The Company does not undertake, and expressly disclaims, any duty to update any forward - looking statement whether as a result of new information, future events or changes in the Company’s expectations, except as required by law . During the past several years, the Company has been engaged in an initiative to re - engineer many of its business processes and replace significant components of its information technology systems . A principal component of this initiative is the implementation of new enterprise resource planning software and other applications to manage certain business operations . This enhancement of the Company’s IT platform has been a complex project and has involved extensive customization of the Company’s software and IT systems . In July 2012 , the enhanced IT platform became operational . Although the Company has been encouraged by its experience with the enhanced platform during the first several months of the platform’s start - up phase, there can be no assurance that the new platform will continue to maintain its functionality at the levels anticipated or otherwise meet the Company’s business and operational objectives . If unforeseen problems arise, the Company’s operations could be adversely impacted, including the ability of the Company to perform one or more of the following in a timely manner : customer quotes, customer orders, product shipment, customer services and support, order billing and tracking, contractual obligations fulfillment and related operations . As previously disclosed, the Company expects to incur ongoing maintenance expenditures for the new IT platform at levels higher than the Company traditionally experienced under its prior platform . Unforeseen problems with the new platform could increase further such expenditures .

3  Consolidated revenue $37.1 million, $2.0 million below prior year: » Medical Products down $1.8 million due to lower S pherz volume and price » Medical Physics down due to less episodic services  Consolidated gross profit $20.0 million, $3.0 million below prior year: - Additional IT Platform depreciation expense $0.5 million, and $0.6 million overall IT expense, predominantly related to the new system.  RadLight equipment sales $1.5 million to U.S. m ilitary tactical, and first responders markets.  Operating income of $7.2 million, includes $2.0 million expense related to: » IT Platform Enhancement, $ 1.3 million; $0.6 million increase over prior period » Additional interim costs associated with Customer Service Support $0.3 million » Non - cash stock based compensation expense, $ 0.4 million  GAAP net income of $5.2 million, or $ 0.54 per diluted share, included: » $ 0.06 of non - recurring and non - cash charges, after giving effect to tax  Dividend paid of $0.55 per share for the second fiscal quarter of 2013 » Providing an annual dividend rate of $2.20 » Paid on April 3, 2013 ▪ Q2 Adjusted EBITDA of $ 12.0 million and YTD Adjusted Free Cash Flow of $3.4 million Fiscal 2013 Second Quarter Highlights $27,358 $27,249 $7,688 $7,598 $4,048 $2,235 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Q2 2012 Q2 2013 Thousands Revenues Radiation Measurement Medical Physics Medical Products $8,029 $6,118 $109 $732 $2,011 $304 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q2 2012 Q2 2013 Thousands Operating Income Radiation Measurement Medical Physics Medical Products

Therapeutic / Diagnostic Accessories Information Imaging Physics Therapy Physics Patient Monitoring Occupational Monitoring Consulting Integrated Radiation Safety Solution Existing Services with Penetration Opportunities (1) Complementary Adjacent Products / Services _____________________ (1) Average Revenue per Facility greater than $405K. The Radiation Safety Continuum 4 Medical Products Medical Physics Radiation Measurement Greater than $ 1.5 Billion Market Opportunity “Dose Accuracy” “Dose to Worker” “Dose to Patient”

Value Creation Deliver Upside Growth 1. Optimize Core 2.Competitive Growth 3. Strategic Expansion Strategic Priorities Landauer Strategy Overview Strategic Expansion Optimize the Core Competitive Growth  New Management/ Structure • Chief Financial Officer Q1’12 • Radiation Measurement Segment Q3‘12 • Controller & Chief Accounting Officer Q4’12 • President , Medical Products Q1’13  R&D Investment • Military/ Next Gen Dosimetry Platform  IT Platform Enhancement • Went Live July 2012 • Full System Functionality/ Declining stabilization expense  OSL / InLight – Int’l. expansion  New Channels and Geographies • Military, First Responder • $20 million Orders Rec’d to date  New Products/ Existing Channel • Next Gen Dosimetry Platform • Patient Monitoring  Enterprise Wide Radiation Safety Solutions: • Radiation Measurement Segment • Medical Physics Segment • Medical Products Segment  Leveraging core competencies and global footprint to expand opportunities • Markets • Services • Products 5

6 Radiation Measurement Segment Optimize the Core ▪ IT System Stabilization: Post Go - Live in Q4 FY2012 ▪ $4.4 million in expense in FY 2013 ▪ Over 8,500 customers now on new web enabled system; versus previously 3,000 customers on 3 - legacy mainframe systems Competitive Growth ▪ Group Purchasing Changing Dynamics: real - time informatics / enterprise - wide integrated radiation safety solution ▪ Integrated Delivery Networks ( IDN’s ): combining occupational dosimetry with medical physics ▪ Radwatch: $1.5 million in military revenue in Q2 FY2013 ▪ Radwatch: Expand National Guard / FEMA / State / Local Emergency R esponse – synchronization concept interest Strategic Expansion  Patient Monitoring: skin dose measurements / new reader – dosimeter system introduction in Q3 FY2013  Landauer Next Generation Dosimetry Platform

7 New IT Platform Enhancement Expenses  Depreciation / Steady State / Customer Service / Implementation / Stabilization expenses: ― Total FY 2013 vs. FY 2012 $ 4.4 million increased expense over prior year • Depreciation, additional $2.4 million » Split between COG’s ($1.4 million) and SG&A ($1.0 million ) • Ongoing Steady State expense, additional $3.0 million • Customer Service Support expense, additional $0.9 million; declines over time • FY 2012 Implementation expense ($1.2 million) – eliminated in FY 2013 • Non - recurring stabilization expense, lower by $0.8 million Radiation Measurement: IT Expense (in millions) Actual Actual Q1 Estimate Revised Estimate Q1 Actual Q2 Actual 2011 2012 2013 2013 2013 2013 Implementation Expense $1,185 $1,172 - - - - Depreciation $1,005 $1,914 $4,344 $4,351 $1,048 $1,095 Customer Service - - $832 $909 $512 $313 Comet Steady State - - $2,653 $3,016 $463 $997 Comet Stabilization Expense - $983 $280 $207 $178 $27 Total $2,190 $4,069 $8,109 $8,486 $2,201 $2,432

8 LDR IT Evolution: 2006 - 2012 Applications (since 2007) Infrastructure (since 2007) • Customer Records - o ver 500M records migrated from IBM legacy system to new IT System platform • Data Center Co - location Strategy – implemented in FY12. Disaster Recovery / Risk Mitigation: total investment to date $1.75M • Landauer Databases - 250% increase in databases supported: 75  300 • Landauer Application Servers - 320% growth in servers: 45  196 2003 Luxel + Technology introduced 2005 InLight Product Technology released 2007 • COMET Program started • 229 Applications Supported 20 10 • Nagase Landauer online w/ ILS • COMET Phase 1 Finance released 20 09 • First ILS Software Solution Developed • SIS and RadWizard released to market 20 11 • COMET Phase 2.0 myLDR.com • RadWizard 2.0 released • MyLDR.com - 8,500+ Customers vs. 3000 Customers on IBM legacy systems • RadWatch Military / Emergency Response Software - enabled $7.1M revenue achievement in FY12 • MicroStar Software Platform – over 400 Customers supported since 2007. Enabled $9M one - time revenue, and $500K recurring revenue since 2011 • Independent Laboratory Systems – 15 Global Customer installations / infrastructure support since April, 2009 • RadWizard Data Management System – Over 450 Customers / 150K participants monitored • Customer Facing Solutions – 45 developed since 2007 • Application Portfolio – over 300 different application solutions supported: customers & internal solutions 20 12 • COMET Phase 3.0, myLDR.com 2.0 • RadWizard 3.0 released Landauer I/T Org: Basis of Support

Military and Emergency Response Market Opportunity  Expanding application of next generation technology to pursue global military and first responder radiation monitoring markets  The U.S. military has now issued orders in excess of $20 million to upgrade its tactical dosimetry capabilities, and dosimetry laboratory • Military tactical Radwatch system shipments began in Q3 FY2012 • Pursuing additional orders with Military and First Responders markets – approximately $3 million ▪ Recognition of global military interest in the Radwatch system - discussions with nine additional military organizations outside of the U.S. ▪ Developing mutual aid response strategy to synchronize first responders (National/ State/ Local), the nuclear industry, and medical trauma centers ▪ Began shipping FEMA emergency response orders in Q1 FY2012, and began shipping to State Agencies in Q1 FY2013. 9

10 Network of Activities - Synchronization

11 Medical Physics Segment Optimize the Core ▪ Profitability Improvement Initiatives: personnel utilization / exiting low margin legacy contracts ▪ Operating Margin of 10 percent year - to - date vs. 6.7 percent full year FY2012 vs. operating income loss in FY2011 Competitive growth ▪ Group Purchasing Changing Dynamics: real - time informatics / enterprise - wide integrated radiation safety solution ▪ Integrated Delivery Networks ( IDN’s ): combining occupational dosimetry with medical physics ▪ Presented enterprise wide Integrated Radiation Safety Solution to the largest US GPO representing 2,100 hospitals for potential sole source agreement ▪ Introduced enterprise - wide Radiation Safety Information Portal to the market Strategic Expansion ▪ Strategic acquisitions of medical physics practice groups tied to system - wide revenue opportunities ▪ Four acquisitions currently being assessed

Radiation Safety is becoming more complex Assessment Remediation Ongoing Execution Control & Monitor 12 Advanced imaging and treatment choices, healthcare consolidation and tougher regulations and standards are raising the bar for radiation safety

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14 Medical Products Segment  Changing market dynamics  Reorganized Leadership and Sales personnel/ structure/ processes in the fiscal quarter » CEO – twenty years of medical device product development experience » V.P. Sales – ten years of medical device experience  Acquisition » Acquired the assets of a complimentary business » CEO – former IZI COO/ extensive industry knowledge and relationships  Initiated several additional strategic initiatives designed to yield positive results  $6.0 million in Revenue Pipeline opportunities developed under new leadership

15 IZI Medical Products - Market Map Spherz Radiation Therapy

16 FY 2013 Outlook vs. FY 2012 Actual Non - Cash Stock Based Compensation Previous Revised Guidance Guidance – FY 2013 Forecast $3.3M $2.7M – FY 2012 Actual $2.4M – Delta $0.9M $0.3M

FY 2013 Outlook Updated 17 Fiscal Year 2013 Outlook - Updated ▪ Expected Revenue $ 150 to $ 155 million, which includes a full fiscal year of contributions from the IZI Medical Products acquisition, versus 10.5 months in fiscal 2012 ▪ Adjusted EBITDA of $51 to $ 53 million ▪ Net Income of $21 to $23 million FY 2013 Outlook vs. FY 2012 Actual ▪ New IT Platform Enhancement Expenses: $4.4 million incremental (Non - cash $2.4 million) ▪ Non - cash Stock Based Compensation Expense: $0.3 million incremental

18 Current Dividend Policy Current Dividend Policy • Board of Directors declared a regular quarterly cash dividend of $0.55 per share for the f irst quarter of fiscal 2013 – This represents an annual rate of $2.20 per share, consistent with fiscal 2012 levels – For the first fiscal quarter, the dividend was paid on April 3, 2013 to shareholders of record on March 8 , 2012

Questions? Investor Presentation May 8, 2013